                                  POWER OF ATTORNEY


    The undersigned hereby constitutes and appoints Amy L. Domini, Peter D. Kinder, and Steven D. Lyndenberg and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Equity Fund, Domini Institutional Trust, DEVCAP Trust, and Green Century Funds (each, a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in Domini Social Index Portfolio (the "Portfolio") (insofar as each of the Investors invests all its assets in the Portfolio), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Portfolio, as applicable, to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 19th day of November, 1997.


                                       /s/ Carole M. Laible
                                       ----------------------------------------
                                       Carole M. Laible

                                  POWER OF ATTORNEY


    The undersigned hereby constitutes and appoints Amy L. Domini, Peter D. Kinder, Steven D. Lyndenberg, John R. Elder, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Equity Fund, Domini Institutional Trust, DEVCAP Trust, and Green Century Funds (each, a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in Domini Social Index Portfolio (the "Portfolio") (insofar as each of the Investors invests all its assets in the Portfolio), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Portfolio, as applicable, to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 22nd day of October, 1997.


                                       /s/ Emily W. Card
                                       ----------------------------------------
                                       Emily W. Card

                                  POWER OF ATTORNEY


    The undersigned hereby constitutes and appoints Peter D. Kinder, Steven D. Lyndenberg, John R. Elder, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Equity Fund, Domini Institutional Trust, DEVCAP Trust, and Green Century Funds (each, a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in Domini Social Index Portfolio (the "Portfolio") (insofar as each of the Investors invests all its assets in the Portfolio), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Portfolio, as applicable, to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 22nd day of October, 1997.


                                       /s/ Amy L. Domini
                                       ----------------------------------------
                                       Amy L. Domini

                                  POWER OF ATTORNEY


    The undersigned hereby constitutes and appoints Amy L. Domini, Peter D. Kinder, Steven D. Lyndenberg, John R. Elder, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Equity Fund, Domini Institutional Trust, DEVCAP Trust, and Green Century Funds (each, a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in Domini Social Index Portfolio (the "Portfolio") (insofar as each of the Investors invests all its assets in the Portfolio), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Portfolio, as applicable, to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 22nd day of October, 1997.


                                       /s/ Allen M. Mayes
                                       ----------------------------------------
                                       Allen M. Mayes

                                  POWER OF ATTORNEY


    The undersigned hereby constitutes and appoints Amy L. Domini, Peter D. Kinder, Steven D. Lyndenberg, John R. Elder, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Equity Fund, Domini Institutional Trust, DEVCAP Trust, and Green Century Funds (each, a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in Domini Social Index Portfolio (the "Portfolio") (insofar as each of the Investors invests all its assets in the Portfolio), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Portfolio, as applicable, to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 22nd day of October, 1997.


                                       /s/ William C. Osborn
                                       ----------------------------------------
                                       William C. Osborn

                                  POWER OF ATTORNEY


    The undersigned hereby constitutes and appoints Amy L. Domini, Peter D. Kinder, Steven D. Lyndenberg, John R. Elder, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Equity Fund, Domini Institutional Trust, DEVCAP Trust, and Green Century Funds (each, a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in Domini Social Index Portfolio (the "Portfolio") (insofar as each of the Investors invests all its assets in the Portfolio), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Portfolio, as applicable, to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 22nd day of October, 1997.


                                       /s/ Karen Paul
                                       ----------------------------------------
                                       Karen Paul

                                  POWER OF ATTORNEY


    The undersigned hereby constitutes and appoints Amy L. Domini, Peter D. Kinder, Steven D. Lyndenberg, John R. Elder, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Equity Fund, Domini Institutional Trust, DEVCAP Trust, and Green Century Funds (each, a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in Domini Social Index Portfolio (the "Portfolio") (insofar as each of the Investors invests all its assets in the Portfolio), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Portfolio, as applicable, to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 22nd day of October, 1997.


                                       /s/ Timothy Smith
                                       ----------------------------------------
                                       Timothy Smith

                                  POWER OF ATTORNEY


    The undersigned hereby constitutes and appoints Amy L. Domini, Peter D. Kinder, Steven D. Lyndenberg, John R. Elder, Molly S. Mugler and Linda T. Gibson, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Equity Fund, Domini Institutional Trust, DEVCAP Trust, and Green Century Funds (each, a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in Domini Social Index Portfolio (the "Portfolio") (insofar as each of the Investors invests all its assets in the Portfolio), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Portfolio, as applicable, to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 22nd day of October, 1997.


                                       /s/ Frederick C. Williamson, Sr.
                                       ----------------------------------------
                                       Frederick C. Williamson, Sr.